                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                VAN ECK VIP TRUST - VAN ECK VIP GLOBAL BOND FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2011

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1 , 2 0 1 1

Van Eck VIP Trust

Van Eck VIP Global Bond Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2011, and are subject to change.

VAN ECK VIP GLOBAL BOND FUND

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220.

VAN ECK VIP GLOBAL BOND FUND

Dear Shareholder:

For the twelve months ended December 31, 2011, the Initial Class shares of the Van Eck VIP Global Bond Fund (the “Fund”) gained 8.14%, outpacing its benchmark, the Citigroup World Government Bond Index (CGWGBI)1, which returned 6.35% (in U.S. dollar terms). For the year, the Fund benefited from its long-term strategy of favoring the major dollar bloc bond markets, particularly the U.S., Australian, and New Zealand bond markets, which were among the stronger performing bond markets in 2011.

The Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations. It is worth noting, however, that Standard & Poor’s unprecedented August downgrade of the U.S. sovereign debt rating from AAA to AA was reflected in a major shift in the credit quality of the Fund’s portfolio over the course of the year. As of June 30, 2011, 69.4% of the Fund’s bond holdings† were rated AAA and 4.8% were rated AA; at yearend December 31, the Fund was 37.7% invested in AAA and 54.2% in AA, reflecting the U.S. credit downgrade which occurred on the back of budget gridlock in Washington, D.C. Even so, the Fund continues to maintain its focus on higher-grade government bonds, and we believe it continues to be well positioned in this uncertain environment. Higher-quality global bond markets move generally in different cycles and with varying supply/demand characteristics, and may add balance to a diversified fixed-income strategy.

Market and Economic Review

Throughout 2011, global bond markets benefited from the uncertain, roller-coaster investment climate that pressured investors to be less tolerant of portfolio risk. Although nearly three years have passed since the March 2009 bottom of this historic financial crisis, the health and stability of global financial markets remains under debate. We continued to be dogged by slower global economic growth (with particular worries about China and the U.S.), rising inflation concerns in many emerging markets, including China, India and Brazil, and finally, the worsening sovereign debt crises in Europe. In the first half of the year, markets also withstood the geopolitical shocks of Japan’s tragic March 11 Tohoku earthquake and the ensuing nuclear disaster, and ongoing civil unrest in the Middle East and North Africa (MENA). As the MENA turmoil spread, Libyan production of light crude oil was interrupted, oil prices soared, and we were once again reminded of crude’s importance to the global economy and its myriad supply chains.

In the second half of the year, the Eurozone’s sovereign debt burdens and weakening economic growth were the leading sources of investor concern. The outlook for the Eurozone is far gloomier than elsewhere, given the depth of its structural weaknesses, the fragility of its internal demand, and the deepening debt crisis. Greece, Portugal and Ireland all accepted bailouts in 2011, and the credit ratings of several countries were downgraded or placed on warnings. Europe’s deteriorating fiscal health has been a significant drag on global markets, and at this writing, political brinkmanship has prevented agreement on how best to rescue the region. The International Monetary Fund (IMF) responded to the year’s negative economic and market challenges by lowering its global growth forecast to 3.8% for 2011 and 3.3% for 2012, a substantially diminished view given 2010’s actual 5.2% global growth rate. The silver lining is that the IMF also estimates that emerging and developing economies should post a growth rate in the range of 6.2% in 2011 and 5.4% in 2012, far outpacing the 1.6% (2011) and 1.2% (2012) growth it estimates for advanced economies.

Given this year’s darkening economic projections and heightened risk aversion, investors sought the safety of higher-quality government bonds, reserve currencies, and gold, which reached new price highs in 2011. U.S. Treasury bonds enjoyed much attention given their safe haven status, despite S&P’s August credit downgrade. A flight-to-quality characterized the year, especially in the third quarter, which was among the worst for global equities (and conversely, among the best for fixed-income investments) since the fourth quarter of 2008, the onset of this financial crisis. Mounting concerns that Europe’s financial troubles might lead to a systemic banking sector crisis caused a sharp sell-off in most currencies, the widening of credit spreads, and a stronger U.S. dollar. Although the yield of the 10-year U.S. Treasury bonds moved just slightly lower in the first half of 2011 (3.30% to 3.16% at June 30), these bonds rallied sharply in the second half, with the 10-year U.S. Treasury yield ending the year at 1.88%. This rush to safety was reflected elsewhere, with the German 10-year bonds falling from 3.03% to 1.83% in the year’s final six months; Canada’s 10-year bonds, down from 3.11% to 1.94%; the UK’s 10-year bonds, down from 3.38% to 1.98%; and Japan’s 10-year bonds declining less dramatically from 1.14% to 0.99%.

In the U.S., markets were also focused on the cessation of monetary relief as QE2, “quantitative easing round two”, ended in late June. This monetary support, via large-scale asset purchases by the U.S. government in 2010 and 2011, had proved beneficial to stimulating economic growth and supporting markets during this recession. Throughout the year, however, U.S. economic growth was lower than anticipated, and questions remain as to the sustainability of the current economic expansion. The fourth quarter was a relative bright spot for the U.S. economy, with better than anticipated data in the important labor, housing and manufacturing segments. This helped to somewhat offset the effect of the vacillating hope and disappointment that followed the October and December meetings held by key players in an effort to find solutions to the European sovereign debt crisis. Treasury yields remained near their lows despite better economic activity into yearend as the Federal Reserve remained openly committed to maintaining policy accomodation.

Fund Review

In 2011, we continued our long-standing strategy of maintaining an overweight bias relative to the Fund’s benchmark in terms of both U.S. currency exposure and U.S. duration. The Fund’s U.S. bond market overweighting proved beneficial to relative performance for the period, as the U.S. government bond market was one of the stronger performing markets. The U.S. bond market gained 9.61% in U.S. dollar terms. At the same time, the U.S. dollar strengthened in the second half, climbing against most developed market currencies (with the exception of the Japanese yen).

Elsewhere among the dollar bloc countries, we continued to maintain an overweight position in Canadian bonds relative to the benchmark Index. This helped both the Fund’s absolute and relative performance given that the Canadian bond market was up 6.89% in U.S. dollar terms. We also maintained the Fund’s overweight positions in both Australian and New Zealand bonds, which helped boost performance during the period. The Australian bond market was up 14.28% in U.S. dollar terms for the year. The Fund’s exposure to the New Zealand bond market also helped absolute and relative performance, with the New Zealand bond market climbing 14.55% in U.S. dollar terms. We continued to favor the Australian, Canadian and New Zealand bond markets as we believed they should benefit from stronger fiscal health and the growth in emerging market economies.

The Fund’s neutral position in terms of European bond exposure also helped performance. The core Eurozone bond markets were relatively weak in 2011, returning 3.41% in euro terms, but falling flat for the year in U.S. dollar terms (+0.06%). The Fund also benefited from its relative underweight to ailing peripheral European markets, most of which posted relatively lackluster results in U.S. dollar terms, with the exceptions of Ireland, Sweden and Denmark. The Fund’s U.K. bond position helped absolute performance in 2011 given that this market was up 16.04% in U.S. dollar terms.

Our long-standing underweighting in Japan (both in terms of its currency and bond markets) hurt performance during the period, given that the Japanese bond market was up 7.74% in U.S. dollar terms in 2011 (compared to 2.20% in local yen terms). Despite the yen’s surge in the second half, however, we continued to shy away from Japanese bonds, given their low yields, and Japan’s poor economic fundamentals and weak fiscal situation.

* * *

As we enter this new year, our outlook is for a continuation of modest global economic growth. As with 2011, the possibility for macroeconomic headwinds is likely to increase volatility for investors, and much hinges on the outcome of the European debt crisis. If the bad news from Europe continues, this is likely to further fuel the flight-to-quality that has favored U.S. Treasuries. The result has been that the yield on the 10-year U.S. Treasury fell to record lows in 2011, as bond prices rallied. Safety has continued to outweigh the need to earn meaningful income; but this is not likely to be sustainable over the long-term. Therefore, the prospect for higher interest rates may present a challenge for many fixed income investors, if the economic growth improves. Even though the U.S. Federal Reserve has committed to keeping interest rates at current low levels for the foreseeable future, thus supporting the U.S. Treasury market, elsewhere we could see higher interest rates where economic recovery is strongest and inflation concerns remain a focus: China, India and Brazil, and elsewhere in the emerging markets arena. We did see the tightening of monetary policy and lending standards in several emerging markets in 2011. In terms of the Fund’s portfolio, currently we are likely to continue to remain defensive by keeping durations/maturities shorter, and to continue to focus the bulk of our exposure in the core global bond markets.

VAN ECK VIP GLOBAL BOND FUND

The Fund is subject to risks associated with investments in debt securities, debt securities rated below investment grade, common stocks, convertible securities, derivatives, asset-backed securities, CMOs and to risks associated with investments in other investment companies. Bonds and bond funds will decrease in value as interest rates rise. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is also subject to nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your investment in the Van Eck VIP Global Bond Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Gregory F. Krenzer
Co-Portfolio Manager	Co-Portfolio Manager

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

Note: All country and regional bond market returns are Citigroup Government Bond Indices.

†S&P is the credit rating agency (NRSRO) used to determine the ratings for the Fund holdings.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	Citigroup World Government Bond Index (CGWGBI) is a market capitalization weighted benchmark that tracks the performance of approximately 20 world government bond markets.

Geographical Weightings*
(unaudited)

As of December 31, 2011. Portfolio subject to change.
* Percentage of net assets.

VAN ECK VIP GLOBAL BOND FUND

PERFORMANCE COMPARISON
December 31, 2011 (unaudited)

Average Annual Total Return 12/31/11	Fund Initial Class	CGWGBI

One Year	8.14%	6.35%

Five Year	6.71%	7.13%

Ten Year	8.41%	7.77%

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Average Annual Total Return 12/31/11	Fund Class R1	CGWGBI

One Year	8.14%	6.35%

Five Year	6.75%	7.13%

Life (since 5/1/04)	6.42%	6.13%

Hypothetical Growth of $10,000 (Since Inception: Class R1)

Inception date for the Van Eck VIP Global Bond Fund was 9/1/89 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Citigroup World Government Bond (CGWGBI) Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Bond Fund

		Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period* July 1, 2011– December 31, 2011

Initial Class	Actual	$1,000.00	$1,026.30	$5.59
	Hypothetical**	$1,000.00	$1,019.69	$5.57

Class R1	Actual	$1,000.00	$1,026.30	$5.59
	Hypothetical**	$1,000.00	$1,019.69	$5.57

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2011), of 1.09% on Initial Class,1.09% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

VAN ECK VIP GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS
December 31, 2011

Principal Amount			Value

BONDS AND NOTES: 97.0%

Australia: 5.1%
AUD	2,400,000	Australian Government Bond
		5.75%, 05/15/21	$2,857,003

Belgium: 4.2%
EUR	1,800,000	Belgian Government Bond
		4.00%, 03/28/17	2,397,562

Canada: 4.8%
CAD	2,700,000	Canadian Government Bond
		2.00%, 06/01/16	2,736,389

France: 4.7%
EUR	1,900,000	French Government Bond
		3.75%, 04/25/17	2,641,193

Germany: 13.0%
EUR	3,000,000	Bundesrepublik Deutschland
		4.75%, 07/04/28	5,078,619
	1,600,000	Kreditanstalt fuer Wiederaufbau
		3.63%, 01/20/20	2,273,199

			7,351,818

Italy: 4.1%
EUR	1,800,000	Italian Government Bond
		5.00%, 02/01/12	2,333,047

Netherlands: 4.9%
EUR	1,900,000	Dutch Government Bond
		4.00%, 07/15/16	2,760,647

New Zealand: 6.5%
NZD	4,500,000	New Zealand Government Bond
		6.50%, 04/15/13	3,682,037

United Kingdom: 4.8%
GBP	1,500,000	United Kingdom Gilt
		3.75%, 09/07/20	2,697,403

Principal Amount			Value

United States: 44.9%
USD	1,000,000	Caterpillar, Inc.
		7.90%, 12/15/18	$1,333,178
		U.S. Treasury Notes
	4,300,000	1.00%, 09/30/16	4,345,017
	4,400,000	1.50%, 08/31/18	4,464,970
	2,500,000	2.13%, 02/29/16	2,652,735
	3,500,000	2.63%, 11/15/20	3,768,516
	5,000,000	3.63%, 02/15/20	5,799,610
	2,000,000	6.63%, 02/15/27	3,077,812

			25,441,838

Total Bonds and Notes
(Cost: $46,670,571)			54,898,937

Number of Shares

MONEY MARKET FUND: 0.6%
(Cost: $327,646)
327,646	AIM Treasury Portfolio - Institutional Class	327,646

Total Investments: 97.6%
(Cost: $46,998,217)		55,226,583
Other assets less liabilities: 2.4%		1,378,374

NET ASSETS: 100.0%		$56,604,957

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound
NZD	—	New Zealand Dollar
USD	—	United States Dollar

Summary of Investments by Sector (unaudited)	% of Investments	Value

Financial	4.1%	$2,273,199
Government	92.9	51,292,560
Industrial	2.4	1,333,178
Money Market Fund	0.6	327,646

	100.0%	$55,226,583

The summary of inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Bonds and Notes*	$—	$54,898,937	$—	$54,898,937
Money Market Fund	327,646	—	—	327,646

Total	$327,646	$54,898,937	$—	$55,226,583

* See Schedule of Investments for security type and geographic country breakouts.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

Assets:
Investments, at value (Cost $46,998,217)	$55,226,583
Receivables:
Shares of beneficial interest sold	948,888
Dividends and interest	674,918
Foreign tax reclaim	3,167
Prepaid expenses	356

Total assets	56,853,912

Liabilities:
Payables:
Shares of beneficial interest redeemed	103,340
Due to Adviser	38,913
Deferred Trustee fees	8,679
Accrued expenses	98,023

Total liabilities	248,955

NET ASSETS	$56,604,957

Initial Class Shares:
Net Assets	$43,854,310

Shares of beneficial interest outstanding	3,745,900

Net asset value, redemption and offering price per share	$11.71

Class R1 Shares:
Net Assets	$12,750,647

Shares of beneficial interest outstanding	1,089,185

Net asset value, redemption and offering price per share	$11.71

Net Assets consist of:
Aggregate paid in capital	$46,424,052
Net unrealized appreciation	8,199,943
Undistributed net investment income	1,212,331
Accumulated net realized gain	768,631

$56,604,957

See Notes to Financial Statements

VAN ECK VIP GLOBAL BOND FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

Income:
Dividends		$902
Interest		1,887,404

Total income		1,888,306

Expenses:
Management fees	$549,064
Transfer agent fees - Initial Class Shares	19,904
Transfer agent fees - Class R1 Shares	14,468
Custodian fees	7,769
Professional fees	35,168
Reports to shareholders	35,743
Insurance	4,689
Trustees’ fees and expenses	5,867
Other	4,827

Total expenses	677,499
Waiver of management fees	(75,144)

Net expenses		602,355

Net investment income		1,285,951

Net realized gain (loss) on:
Investments		768,631
Foreign currency transactions and foreign denominated assets and liabilities		(38,175)

Net realized gain		730,456

Change in net unrealized appreciation (depreciation) on:
Investments		2,043,054
Foreign currency transactions and foreign denominated assets and liabilities		(35,237)

Change in net unrealized appreciation		2,007,817

Net Increase in Net Assets Resulting from Operations		$4,024,224

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010

Operations:
Net investment income	$1,285,951	$1,226,096
Net realized gain	730,456	2,541,291
Net change in unrealized appreciation (depreciation)	2,007,817	(2,660,137)

Net increase in net assets resulting from operations	4,024,224	1,107,250

Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(2,850,676)	(1,213,045)
Class R1 Shares	(911,737)	(444,772)

	(3,762,413)	(1,657,817)

Net realized gains
Initial Class Shares	(726,760)	—
Class R1 Shares	(232,441)	—

	(959,201)	—

Total dividends and distributions	(4,721,614)	(1,657,817)

Settlement payments from unaffiliated third parties	—	1,684,964

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	30,915,700	10,960,563
Class R1 Shares	3,078,718	1,197,634

	33,994,418	12,158,197

Reinvestment of dividends and distributions
Initial Class Shares	3,577,436	1,213,045
Class R1 Shares	1,144,178	444,772

	4,721,614	1,657,817

Cost of shares redeemed
Initial Class Shares	(25,797,989)	(11,095,673)
Class R1 Shares	(2,796,996)	(3,067,923)
Redemption fees	1,353	86

	(28,593,632)	(14,163,510)

Net increase (decrease) in net assets resulting from share transactions	10,122,400	(347,496)

Total increase in net assets	9,425,010	786,901

Net Assets:
Beginning of year	47,179,947	46,393,046

End of year (including undistributed net investment income of $1,212,331 and $3,737,917, respectively)	$56,604,957	$47,179,947

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	2,671,313	930,726
Shares reinvested	329,111	107,826
Shares redeemed	(2,221,096)	(945,461)

Net increase	779,328	93,091

Class R1 Shares:
Shares sold	272,218	102,380
Shares reinvested	105,260	39,570
Shares redeemed	(243,707)	(262,297)

Net increase (decrease)	133,771	(120,347)

See Notes to Financial Statements

VAN ECK VIP GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2011	2010		2009	2008	2007

Net asset value, beginning of year	$12.03	$11.75		$11.52	$12.12	$11.78

Income from investment operations:
Net investment income	0.27	0.31		0.34	0.41	0.41
Net realized and unrealized gain (loss) on investments	0.62	(0.02)		0.30	0.02	0.66

Total from investment operations	0.89	0.29		0.64	0.43	1.07

Less dividends and distributions from:
Net investment income	(0.96)	(0.42)		(0.41)	(1.03)	(0.73)
Net realized gains	(0.25)	—		—	—	—

Total dividends and distributions	(1.21)	(0.42)		(0.41)	(1.03)	(0.73)

Settlement payments from unaffiliated third parties	—	0.41		—	—	—

Redemption fees	— (b)	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of year	$11.71	$12.03		$11.75	$11.52	$12.12

Total return (a)	8.14%	6.20	%(c)	5.98%	3.61%	9.71%

Ratios/Supplementary Data
Net Assets, end of year (000’s)	$43,854	$35,688		$33,757	$35,200	$39,745
Ratio of gross expenses to average net assets	1.22%	1.30%		1.31%	1.17%	1.32%
Ratio of net expenses to average net assets	1.10%	1.10%		1.10%	1.10%	1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.10%	1.10%		1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	2.33%	2.60%		2.95%	3.08%	3.31%
Portfolio turnover rate	23%	35%		0%	2%	20%

	Class R1 Shares

	Year Ended December 31,

	2011	2010		2009	2008	2007

Net asset value, beginning of year	$12.03	$11.75		$11.52	$12.11	$11.77

Income from investment operations:
Net investment income	0.28	0.33		0.35	0.41	0.40
Net realized and unrealized gain (loss) on investments	0.61	(0.04)		0.29	0.03	0.67

Total from investment operations	0.89	0.29		0.64	0.44	1.07

Less dividends and distributions from:
Net investment income	(0.96)	(0.42)		(0.41)	(1.03)	(0.73)
Net realized gains	(0.25)	—		—	—	—

Total dividends and distributions	(1.21)	(0.42)		(0.41)	(1.03)	(0.73)

Settlement payments from unaffiliated third parties	—	0.41		—	—	—

Redemption fees	— (b)	—	(b)	— (b)	— (b)	— (b)

Net asset value, end of year	$11.71	$12.03		$11.75	$11.52	$12.11

Total return (a)	8.14%	6.20	%(c)	5.98%	3.70%	9.73%

Ratios/Supplementary Data
Net Assets, end of year (000’s)	$12,751	$11,492		$12,636	$14,472	$14,533
Ratio of gross expenses to average net assets	1.29%	1.37%		1.36%	1.21%	1.38%
Ratio of net expenses to average net assets	1.10%	1.10%		1.10%	1.10%	1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.10%	1.10%		1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	2.36%	2.60%		2.95%	3.08%	3.31%
Portfolio turnover rate	23%	35%		0%	2%	20%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 3.71% of the Initial Class Shares and Class R1 Shares total return.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2011

Note 1—Fund Organization—Van Eck VIP Trust, (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Bond Fund, (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund offers two classes of shares: Initial Class Shares and Class R1 Shares. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued by the pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments as well as a table that reconciles the valuation of the Fund’s Level 3 investments, if applicable, is located in the Schedule of Investments.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and

VAN ECK VIP GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. The Fund had no derivative instruments outstanding during the year ended December 31, 2011.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts during the year ended December 31, 2011.

F.

Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Statement of Changes in Net Assets.

Income, expenses (excluding class-specific expenses), realized and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2012, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.10% of average daily net assets, for both Initial Class Shares and Class R1 Shares. For the year ended December 31, 2011, the Adviser waived management fees in the amount of $75,144. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $16,362,601 and $11,017,882, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2011 was $46,998,217 and net unrealized appreciation aggregated $8,228,366 of which $8,268,787 related to appreciated securities and $40,421 related to depreciated securities.

NOTES TO FINANCIAL STATEMENTS
(continued)

At December 31, 2011, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$1,221,009
Undistributed long-term capital gains	768,631
Other temporary difference	(8,678)
Unrealized appreciation	8,199,943

Total	$10,180,905

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010

Ordinary income	$4,721,613	$1,657,817

During 2011, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $49,124 and increased accumulated net realized gain on investments by $49,124. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2008-2010), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, a fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Note 6—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

At December 31, 2011, the aggregate shareholder accounts of five insurance companies own approximately 45%, 28%, 10%, 8% and 5% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. The average daily loan balance during the 3 day period for which a loan was outstanding amounted to $56,347 and the weighted average interest rate was 1.41%. At December 31, 2011, the Fund had no outstanding borrowings under the Facility.

VAN ECK VIP GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2011, there was no securities lending activity.

Note 10—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2011, there were no offsets of custodial fees.

Note 11—Recent Accounting Pronouncements—In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the Fund’s financial statements.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.260 per share from net investment income and a distribution of $0.164 per share from long-term capital gains were declared and paid on January 31, 2012 to shareholders of record of Initial Class Shares and the Class R1 Shares as of January 30, 2012 with a reinvestment date of January 31, 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Global Bond Fund:

We have audited the accompanying statement of assets and liabilities of Van Eck VIP Global Bond Fund (one of the Funds comprising Van Eck VIP Trust) (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 14, 2012

VAN ECK VIP GLOBAL BOND FUND

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 55 (A)(G)	Trustee since March 2006; Currently, Chairman of the Governance Committee	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	9	Director, The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 54 (A)(G)	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director and Chair of Audit Committee of 3E Company; formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 64 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member of the Investment Committee, Maryland State Retirement System since 1991.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 58 (A)(G)	Trustee since June 2004; Currently, Vice Chairman of the Board and Chairman of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	53	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Richard D. Stamberger 52 (A)(G)	Trustee since 1995; Currently, Chairman of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	53	None.

Robert L. Stelzl 66 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital (real estate property management services company), 2004 to present.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust,	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008	Manager (Portfolio Administration) of the Adviser; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 51	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 54	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 56	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 55	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser, VEARA and VESC, Treasurer (April 2005-December 2006); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 31	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 63	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 37	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 56	Senior Vice President and Chief Financial Officer	Since 1985	Director, Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 48	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director, President and Owner of the Adviser; Director and President of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com	VIPGBDAR

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to
     Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Van Eck VIP Trust, billed audit fees of $112,000 for 2011 and $113,500 for 2010.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $0 for 2011 and
     $6,134 for 2010.

c)   Tax Fees

     Ernst & Young billed tax fees of $16,400 for 2011 and $20,500 for 2010.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Global Bond Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck VIP Global
     Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date  March 2, 2012
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date  March 2, 2012
      -------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  March 2, 2012
      -------------